UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Emergent BioSolutions Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2017. Meeting Information EMERGENT BIOSOLUTIONS INC. Meeting Type: Annual Meeting For holders as of: March 29, 2017 Date: May 25, 2017 Time: 9:00 a.m., Eastern time Location: Gaithersburg Marriott Washingtonian Center 9751 Washingtonian Boulevard Gaithersburg, Maryland 20878 You are receiving this communication because you hold shares in the company named above. EMERGENT BIOSOLUTIONS INC. 400 PROFESSIONAL DRIVE, SUITE 400 This is not a ballot. You cannot use this notice to vote these GAITHERSBURG, MD 20879 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P90508 proxy See the materials reverse and side voting of this instructions. notice to obtain E26205—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of the Meeting Annual Report on Form 10-K Proxy Statement Proxy Card How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. You may also request to receive paper or e-mail copies of materials for all future meetings. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P90508 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E26206 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote “FOR” the election of all Class I and Class II director nominees, “FOR” Proposals 2 and 3, and for “ONE YEAR” on Proposal 4. 1. To elect one Class I director to hold office for a term expiring at our 2019 Annual Meeting of Stockholders and three Class II directors for terms expiring at our 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominee Class I: 1a. Kathryn C. Zoon, Ph.D. Nominees Class II: 1b. Zsolt Harsanyi, Ph.D. 1c. George Joulwan 1d. Louis W. Sullivan, M.D. 2. To ratify the appointment by the audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. 3. Advisory vote to approve executive compensation. 4. Advisory vote on the frequency of future advisory votes to approve executive compensation.—P90508 E26207

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